T. Rowe Price Small-Cap Value Fund

Supplement to Prospectus and Summary Prospectus Dated May 1, 2019

The Average Annual Total Returns table is revised as follows:

Average Annual Total Returns
	Periods ended
	December 31, 2018

				Since		Inception
	1 Year	5 Years	10 Years	inception		date
Investor Class						06/30/1988
Returns before taxes	-11.49%	4.31%	11.80%	—%
I Class						08/28/2015
Returns before taxes	-11.40	—	—	8.26
Advisor Class						03/31/2000
Returns before taxes	-11.57	4.03	11.51	—

Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)
	-12.86	3.61	10.40	6.46	[a]
Lipper Small-Cap Core Funds Index
	-11.19	4.33	12.24	6.15	[a]
Lipper Small-Cap Value Funds Index
	-15.82	2.33	10.81	4.44	[a]

a Return since 8/28/15.

The date of this supplement is July 30, 2019.

F46-041 7/30/19